Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated November 28, 2013, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Class A	MPXAX
Class B	MPXBX
Class C	MPXCX
Class I	MPXIX

Summary of Key Information

Investment Objective
The fund’s investment objective is to seek capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment):

Share Class	A	B	C	I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00% #	4.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I
Management Fee	1.05%	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	6.85%	6.85%	6.85%	6.85%
Total Annual Fund Operating Expenses	8.15%	8.90%	8.90%	7.90%
Fee Reductions and/or Expense Reimbursements1	(6.45)%	(6.45)%	(6.45)%	(6.45)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.70%	2.45%	2.45%	1.45%

#
On shares purchased without an initial sales charge and redeemed within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012.

1
Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.70% of the fund's average daily net assets annually for Class A shares, 2.45% of the fund's average daily net assets annually for each of Class B and Class C shares, and 1.45% of the fund's average daily net assets annually for Class I shares.  This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least November 30, 2014.

AJX-SUM-041614                                                                                                                 Page 1 of 4

MFS Asia Pacific ex-Japan Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$738	$2,275	$3,717	$6,943
Class B Shares assuming
redemption at end of period	$648	$2,287	$3,799	$7,051
no redemption at end of period	$248	$2,003	$3,624	$7,051
Class C Shares assuming
redemption at end of period	$348	$2,003	$3,624	$7,154
no redemption at end of period	$248	$2,003	$3,624	$7,154
Class I Shares	$148	$1,737	$3,235	$6,616

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in securities of issuers in the Asia Pacific region, excluding Japan ("Asia Pacific ex-Japan"), and other investments that are tied economically to the Asia Pacific ex-Japan region.  The Asia Pacific ex-Japan region includes Australia, Hong Kong, China, India, Indonesia, Malaysia, New Zealand, the Philippines, Singapore, South Korea, Taiwan, and Thailand.  Many of the economies of countries in the Asia Pacific region are considered emerging market economies.

MFS normally invests the fund’s assets primarily in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities.

MFS may invest a large percentage of the fund’s assets in issuers in a single country or a small number of countries within the Asia Pacific ex-Japan region.

MFS may invest up to 35% of the fund’s assets in any industry that accounts for more than 20% of the Asia Pacific ex-Japan market.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the fund’s assets in companies of any size.

A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by broad market sectors.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Foreign and Emerging Markets Risk: Exposure to foreign markets, especially emerging markets, through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Geographic Concentration Risk: The fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, and other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.

Asia Pacific Risk:  Many of the economies of countries in the Asia Pacific region are considered emerging market economies.  Countries in the Asia Pacific region can be reliant on only a few industries or commodities.  Many Asia Pacific economies may be intertwined, so they may experience recessions at the same time or respond similarly to adverse events.  Furthermore, many of the Asia Pacific economies are characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets.  The economies of many Asia Pacific countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade.

Industry Concentration Risk:  The fund’s performance may be closely tied to the performance of companies in any industry that accounts for a large portion of the Asia Pacific ex-Japan market.

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results

MFS Asia Pacific ex-Japan Fund

and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Liquidity Risk:  It may be difficult to value and not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.
The total return for the nine-month period ended September 30, 2013 was (0.90)%. During the period(s) shown in the bar chart, the highest quarterly return was 12.17% (for the calendar quarter ended March 31, 2012) and the lowest quarterly return was (21.85)% (for the calendar quarter ended September 30, 2011).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2012)

Share Class	1 YEAR	LIFE INCEPTION 9-15-2010
Returns Before Taxes
B Shares	13.61%	4.21%
C Shares	16.63%	5.44%
I Shares	18.81%	6.49%
A Shares	11.74%	3.50%
Returns After Taxes on Distributions A Shares	11.70%	3.23%
Returns After Taxes on Distributions and Sale of Fund Shares A Shares	8.02%	2.93%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
MSCI All Country Asia Pacific (ex-Japan) Index (gross div)	22.63%	6.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser
MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Sanjay Natarajan	2010	Investment Officer of MFS
John J. Tsai	2012	Investment Officer of MFS

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I	None	None

The Board of Trustees of the fund has approved the liquidation and termination of the fund, which is scheduled for July 23, 2014. Shareholder approval of the liquidation is not required. Prior to the liquidation, the fund may begin to sell portfolio investments in

MFS Asia Pacific ex-Japan Fund

anticipation of liquidation, and therefore may not be fully invested pursuant to its investment strategy for a period leading up to liquidation. Effective on May 1, 2014, the fund will be closed to all purchases except by existing investors and distribution reinvestment or other automatic investment plans. Effective at the close of business on July 21, 2014, the fund will be closed to all new investment. MFS may authorize exceptions to this closure on a case-by-case basis.

Taxes
If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-deferred account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.